Exhibit 10.5

Net Share Withholding

OMNIBUS AMENDMENT TO
PENNYMAC FINANCIAL SERVICES, INC.
2013 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENTS

This Omnibus AMENDMENT (“Amendment”), dated as of October 17, 2019, amends the terms and conditions of those certain equity award agreements governing the terms of such equity awards granted under the PennyMac Financial Services, Inc. 2013 Equity Incentive Plan, as amended (the “Plan”), by and between PennyMac Financial Services, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and all individuals who are active participants in the Plan (each a “Recipient”) as of the date hereof. Terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Plan and in the specified award agreement.

RECITALS

WHEREAS, the Compensation Committee of the Company (the “Committee”) is empowered pursuant to Section 16.2 of the Plan to amend, without Recipient’s consent, the terms of any award previously granted under the Plan if such amendment does not impair the rights of the Recipient under the existing terms of the award and does not otherwise violate any provision of the Plan.

WHEREAS, the Committee has approved an amendment to each outstanding restricted stock unit award issued under the Plan to provide for the accrual to the Recipient of cash dividend equivalents.

AMENDMENT

A.        Agreements Amended.

1.         The following award agreements are hereby amended as set forth in Section B of this Amendment:

(a)        Restricted Stock Unit Subject to Continued Service Award Agreement, dated as of March 6, 2017, by and between the Company and Recipient;

(b)        Restricted Stock Unit Subject to Performance Components Award Agreement, dated as of March 6, 2017, by and between the Company and Recipient;

(c)        Restricted Stock Unit Subject to Continued Service Award Agreement, dated as of March 9, 2018, by and between the Company and Recipient;

(d)        Restricted Stock Unit Subject to Performance Components Award Agreement, dated as of March 9, 2018, by and between the Company and Recipient;

(e)        Restricted Stock Unit Subject to Continued Service Award Agreement, dated as of March 15, 2019, by and between the Company and Recipient;

(f)        Restricted Stock Unit Subject to Performance Components Award Agreement, dated as of March 15, 2019, by and between the Company and Recipient; and

(g)        All other off-cycle Restricted Stock Unit Subject to Continued Service Award Agreements and Restricted Stock Unit Subject to Performance Components Award Agreements executed during the 2017 through 2019 fiscal years (collectively, “Award Agreements for Plan Years 2017 through 2019”).

B.         Amendment to Award Agreements for Plan Years 2017 through 2019.

1.         Section 16 Officers and Senior Managing Directors – Net Share Withholding.  Each Restricted Stock Unit Subject to Continued Service Award Agreement is hereby amended as reflected on Exhibit A hereof and each Restricted Stock Unit Subject to Performance Components Award Agreement is hereby amended as reflected on Exhibit B.

C.         Miscellaneous.

1.         Continuing Effect. Except as specifically provided herein, the award agreements amended by this Amendment shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

2.         No Waiver. This Amendment is limited as specified and the execution, delivery and effectiveness of this Amendment shall not operate as a modification, acceptance or waiver of any provision of any of the award agreements except as specifically set forth herein.

3.         Binding Effect. This Amendment shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Recipient.

4.         Governing Law. This Amendment and the rights of the Recipient hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by its officer thereunto duly authorized as of the date referred to above.

PennyMac Financial Services, Inc.

By:	/s/ Jeffrey P. Grogin
Jeffrey P. Grogin
Senior Managing Director and Chief Enterprise Operations Officer

EXHIBIT A

[Restricted Stock Unit Subject to Continued Service Award Agreement – NSW]

Net Share Withholding

PENNYMAC FINANCIAL SERVICES, INC.
 2013 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT SUBJECT TO CONTINUED SERVICE
AWARD AGREEMENT

THIS AGREEMENT is dated as of  ________, between PennyMac Financial Services, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and the individual identified in the table below (the “Recipient”).

Recipient

Grant Date

Vesting Commencement Date

Number of RSUs Subject to Continued Service

1.         Grant of Restricted Stock Units.  Subject to the terms and conditions of this Award Agreement and the Company’s 2013 Equity Incentive Plan, as the same may be amended, modified, supplemented or interpreted from time to time (the “Plan”), including without limitation the vesting provisions set forth in Section 2, the Company hereby grants to the Recipient, with effect as of the Grant Date specified above, the above indicated number of restricted stock units (the “RSUs”) to obtain for each RSU that is subject to vesting based on continued service, one fully paid and nonassessable share of Common Stock, par value $0.0001 per share, in the Company (the “Stock”).

2.         Vesting and Settlement.

2.1       One-third (1/3) of the RSUs subject to vesting based on continued service shall vest in a lump sum on each of the first, second, and third anniversaries of the Vesting Commencement Date specified above, subject to the Recipient’s continued service through each such anniversary, except as provided below, with any fractions rounded down except on the final installment.  The shares of Stock earned as such RSUs vest will be transferred or issued to the Recipient promptly after the applicable anniversary, but in any event not later than December 31 of the calendar year in which such anniversary occurs.

2.2       Until the RSUs vest and are issued pursuant to the terms of this Award Agreement, the Recipient shall have no voting or other ownership rights in the Company arising from the award of RSUs under this Agreement prior to the delivery of the shares of Stock upon the vesting of the RSUs underlying the award and delivery of the shares of Stock in settlement thereof.

2.3       If cash dividends are declared by the Company’s Board of Directors on the Stock on or after the Grant Date and prior to the settlement of the RSU, cash dividend equivalents (the “Dividend Equivalents”) shall accrue on the shares of Stock underlying RSUs, which Dividend Equivalents shall be subject to vesting and forfeiture on the same terms and conditions as the underlying RSUs. Such Dividend Equivalents will be in an amount of cash per RSU equal to the cash dividend paid with respect to a share of outstanding Stock and shall accrue to the Recipient on the record date of the applicable dividend. The Dividend Equivalents accrued prior to the settlement date of each vested RSU will be paid to the Recipient with respect to all vested RSUs as soon as administratively feasible after each settlement date (but in no event later than 45 days following each respective settlement date). The Dividend Equivalents accrued on shares of Stock underlying RSUs that do not vest and are forfeited shall be automatically forfeited without notice for no consideration on the date such RSU is forfeited.

2.4       The Recipient’s name shall be entered as the stockholder of record on the books and records of the transfer agent for the Company with respect to the Stock issuable pursuant to Section 2.1 only upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements of this Agreement and of the Plan.  The determination of the Committee as to such compliance shall be final and binding on the Recipient.  Notwithstanding anything to the contrary in this Agreement, no Stock shall be issued in settlement of vested RSUs if the issuance of such shares would constitute a violation of any applicable federal or state securities law or other law or regulation.  As a condition to the issuance of Stock to the Recipient pursuant to Section 2.1, the Company may require the Recipient to make any representation or warranty to the Company at the time vested Stock becomes issuable to the Recipient as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including the execution and delivery of an appropriate representation statement.  Accordingly, the stock certificates for the Stock issued pursuant to this Award may bear appropriate legends restricting the transfer of the Stock.

3.         Effect of Termination.   Unless otherwise expressly provided herein, no RSUs shall vest following the date (the Recipient’s “Termination Date”), reasonably fixed and determined by the Committee, of the voluntary or involuntary termination of the Recipient’s employment or other association with all of the Company and its Affiliates, for any or no reason whatsoever; provided, however, that military or sick leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of 90 days or the period during which the Recipient’s reemployment rights, if any, are guaranteed by statute or by contract.  As of the Recipient’s Termination Date, unless otherwise expressly provided herein, all of the then unvested RSUs and the corresponding Dividend Equivalents shall be forfeited by the Recipient or any transferee.

3.1       Termination of Employment Due to Retirement. Prior to the full vesting of the RSUs, (i) if the Recipient’s employment or other association with the Company is terminated due to Retirement (as defined below) and the Company does not have grounds to terminate Recipient’s employment or other association with the Company for cause, and (ii) provided the Recipient has executed and continues to comply with the terms of an agreement not to provide services as an employee, director, consultant, agent, or otherwise, to any of the

Company’s direct competitors for a period of two (2) years from the date of Retirement (the “Retirement Date”), then the Recipient’s RSUs shall continue to vest and be settled after the Retirement Date in accordance with the original terms of such RSUs.  Notwithstanding the foregoing, (i) if the Retirement Date occurs during the nine-month period immediately following the Grant Date, then all of the RSUs and the corresponding Dividend Equivalents shall be forfeited; and (ii) if the Retirement Date occurs during the three-month period prior to the first anniversary of the Grant Date, then one-third of the RSUs shall vest on the first anniversary of the Grant Date (pro-rated based on (A) the number of full months of the Recipient’s employment from the Grant Date through the Retirement Date divided by (B) twelve (12)) and the remaining RSUs and the corresponding Dividend Equivalents shall be forfeited. “Retirement” shall mean voluntary termination of employment after the age of sixty (60) with at least ten (10) years of combined service to the Company and/or any of its subsidiaries; provided, however, that if the Recipient elects to terminate employment in connection with a Retirement, the Recipient must provide the Company with a minimum of (x) six (6) months prior written notice of such Retirement if such Recipient’s title is at the senior vice president level and above, or (y) three (3) months prior written notice of such Retirement if such Recipient’s title is at the first vice president level and below.

3.2       Termination of Employment Due to Death. If, prior to full vesting of the RSUs, the Recipient’s employment or other association with the Company is terminated due to his/her death and the Company does not have grounds to terminate Recipient’s employment or other association with the Company for cause, then the Recipient’s unvested RSUs scheduled to vest on the next anniversary of the Grant Date shall instead vest immediately (prorated based on (A) the number of full months of the Recipient’s employment from the later of the Grant Date or the most recent anniversary of the Grant Date through the date of termination due to death divided by (B) twelve (12)) and the remaining RSUs shall be forfeited; provided, however, that if the Recipient’s termination due to death occurs during the one-month period following the Grant Date, all of the RSUs and the corresponding Dividend Equivalents shall be forfeited.

3.3       Termination of Employment Due to Disability. If, prior to full vesting of the RSUs, the Recipient’s employment or other association with the Company is terminated due to his/her Disability (as defined below) and the Company does not have grounds to terminate Recipient’s employment or other association with the Company for cause, then the Recipient’s unvested RSUs scheduled to vest on the next anniversary of the Grant Date shall vest in accordance with the original terms of the RSUs (prorated based on (A) the number of full months of the Recipient’s employment from the later of the Grant Date or the most recent anniversary of the Grant Date through the date of termination due to Disability divided by (B) twelve (12)) and the remaining RSUs and the corresponding Dividend Equivalents shall be forfeited; provided, however, that if the Recipient’s termination due to Disability occurs during the one-month period following the Grant Date, all of the RSUs and the corresponding Dividend Equivalents shall be forfeited. “Disability” shall mean the inability to engage in any substantial gainful occupation to which the relevant individual is suited by education, training or experience, by reason of any medically determinable physical or mental impairment, which condition can be expected to result in death or otherwise continue for a period of not less than twelve (12) consecutive months.

4.         Restrictions on Transfer.  The RSUs (including, without limitation, the corresponding Dividend Equivalents) may not be assigned or transferred (by operation of law or otherwise) except by will or the laws of descent and distribution.

5.         Withholding Obligations.

5.1       At the time Recipient becomes entitled to receive a distribution of shares of Stock upon vesting of RSUs, Recipient authorizes the Company, at Company’s sole discretion, to withhold from fully vested shares of Stock otherwise issuable to Recipient pursuant to such RSUs a number of shares of Stock having a Market Value, as determined by the Company as of the first business day immediately preceding the vesting date, equal to the statutory minimum withholding tax obligation in respect of the shares of Stock otherwise issuable to Recipient (the “Share Withholding Method”).

5.2       Should Recipient become entitled to receive a distribution of shares of Stock upon vesting of RSUs at a time when the Share Withholding Method is not being utilized by the Company, Recipient authorizes the delivery of the shares of Stock to the Company’s designated broker with instructions to (i) sell shares of Stock sufficient to satisfy the applicable withholding taxes which arise in connection with such distribution, and (ii) remit the proceeds of such sale to the Company (“Sale to Cover”). In the event the sale proceeds are insufficient to fully satisfy the applicable withholding taxes, Recipient authorizes withholding from payroll and any other amounts payable to Recipient, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or its equivalent for any sums required to satisfy the applicable withholding taxes.

Recipient is not aware of any material nonpublic information with respect to the Company or any securities of the Company, is not subject to any legal, regulatory or contractual restriction that would prevent the designated broker from conducting sales as provided herein, does not have, and will not attempt to exercise, authority, influence or control over any sales of shares of Stock effected pursuant to this Section 5.2, and is entering into this Section 5.2 of the Award Agreement in good faith and not as part of a plan or scheme to evade compliance with the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (regarding trading of the Company’s securities on the basis of material nonpublic information). It is the intent of the parties that the Sale to Cover transactions pursuant to this Section 5.2 comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act, and the Award Agreement will be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act.

5.3       Unless the withholding tax obligations of the Company and/or any Affiliate thereof are satisfied, the Company shall have no obligation to deliver any shares of Stock on the Recipient’s behalf upon vesting of RSUs or make any cash payments for settlement of Dividend Equivalents.

6.         Miscellaneous.

6.1       No Special Service Rights.  Nothing contained in this Award Agreement shall confer upon the Recipient any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the Recipient’s employment or other association with the Company and its Affiliates.

6.2       Entire Agreement; Counterparts.  This Award Agreement, including the Plan, constitute the entire agreement of the parties with respect to the subject matter hereof.  This Award Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.  In making proof of this Award Agreement it shall not be necessary to produce or account for more than one such counterpart.

6.3       Tax Consequences.    The Company makes no representation or warranty as to the tax treatment to the Recipient of receipt of these RSUs or the corresponding Dividend Equivalents, and does not warrant to the Recipient that all compensation paid or delivered to him or her for his or her services will be exempt from, or paid in compliance with, Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.  The Recipient should rely on his or her own tax advisors for all such advice.

6.4       Community Property.  To the extent the Recipient resides in a jurisdiction in which community property rules apply, without prejudice to the actual rights of the spouses as between each other, for all purposes of this Award Agreement, the Recipient shall be treated as agent and attorney-in-fact for that interest held or claimed by the Recipient’s spouse with respect to these RSUs and the parties hereto shall act in all matters as if the Recipient was the sole owner of these RSUs.  This appointment is coupled with an interest and is irrevocable.

7.         Receipt of Plan.  The RSUs and the corresponding Dividend Equivalents were awarded under the Plan, to which this Award Agreement is subject in all respects, including without limitation the adjustment and tax withholding provisions therein.  All capitalized terms used in this Award Agreement and not otherwise defined shall have the meanings ascribed thereto in the Plan. The Recipient has reviewed and understands the Plan and this Award Agreement in their entirety, and has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement.  The Recipient hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement.

IN WITNESS WHEREOF, the Recipient and the Company have entered into this Award Agreement as of the Grant Date.

PENNYMAC FINANCIAL SERVICES, INC.

EXHIBIT B

[Restricted Stock Unit Subject to Performance Components Award Agreement – NSW]

Net Share Withholding

PENNYMAC FINANCIAL SERVICES, INC.
 2013 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT SUBJECT TO PERFORMANCE COMPONENTS
AWARD AGREEMENT

THIS AGREEMENT is dated as of _______, between PennyMac Financial Services, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and the individual identified in the table below (the “Recipient”).

Recipient

Grant Date

Number of RSUs Subject to Performance Components

Performance Period	January 1, XXXX – December 31, XXXX

1.         Grant of Restricted Stock Units.  Subject to the terms and conditions of this Award Agreement and the Company’s 2013 Equity Incentive Plan, as the same may be amended, modified, supplemented or interpreted from time to time (the “Plan”), including without limitation the vesting provisions set forth in Section 2, the Company hereby grants to the Recipient, with effect as of the Grant Date specified above, the above indicated number of restricted stock units (the “RSUs”) to obtain for each RSU that is subject to vesting based on the satisfaction of performance components, one fully paid and nonassessable share of Common Stock, par value $0.0001 per share, in the Company (the “Stock”) if (a) the Variance to Target is 0% for performance component 1, and (b) the Rating is 4 for performance component 2, all as set forth on Exhibit A attached hereto, or such greater number (up to a maximum of 1.300 shares of Stock) or lesser number as is obtained by applying the sliding scale percentage factors that are to be applied to the various performance components as set forth on such Exhibit A.

2.         Vesting and Settlement.

2.1       The RSUs subject to vesting based on satisfaction of performance components are subject to cumulative achievement of goals based on the following performance components: (1) the Company’s Return on Equity, and (2) the Recipient’s Individual Effectiveness, in the amounts and each as further described in Exhibit A attached hereto. The RSUs subject to vesting based on satisfaction of performance components shall vest in a lump sum on the date the Committee determines that the goals based on the performance components have been satisfied, subject to the Recipient’s continued service through such date.  The Recipient’s satisfaction of goals based on performance components shall be determined by the Committee in its sole discretion.  The shares of Stock earned as such RSUs vest will be transferred or issued to the Recipient (or his or her estate, in the event of his or her death) promptly after they vest, but in any event not later than the 15th day of the third month following the end of the calendar year in which such RSUs become vested.  Notwithstanding anything to the contrary in this Agreement, if any settlement of RSUs would otherwise result in the issuance of a fractional share to the Recipient after aggregating all shares and fractional shares to be issued to the Recipient in connection with such settlement, then any such final fractional share shall be eliminated and the Company shall pay to the Recipient, in lieu thereof, cash in an amount equal to (i) the average closing price of a share of Stock during the 10 most recent trading days prior to the date of issuance of the other shares issued in settlement of such RSU, multiplied by (ii) such fractional amount.

2.2       Until the RSUs vest and are issued pursuant to the terms of this Award Agreement, the Recipient shall have no voting or other ownership rights in the Company arising from the award of RSUs under this Agreement prior to the delivery of the shares of Stock upon the vesting of the RSUs underlying the award and delivery of the shares of Stock in settlement thereof.

2.3       If cash dividends are declared by the Company’s Board of Directors on the Stock on or after the Grant Date and prior to the settlement of the RSU, cash dividend equivalents (the “Dividend Equivalents”) shall accrue on the shares of Stock underlying RSUs, which Dividend Equivalents shall be subject to vesting and forfeiture on the same terms and conditions as the underlying RSUs. Such Dividend Equivalents will be in an amount of cash per RSU equal to the cash dividend paid with respect to a share of outstanding Stock and shall accrue to the Recipient on the record date of the applicable dividend. The Dividend Equivalents accrued prior to the settlement date of each RSU will be paid to the Recipient with respect to all vested RSUs as soon as administratively feasible after each settlement date (but in any event not later than the 15th day of the third month following the end of the calendar year in which such RSUs become vested). The Dividend Equivalents accrued on shares of Stock underlying RSUs that do not vest and are forfeited shall be automatically forfeited without notice for no consideration on the date such RSU is forfeited.

2.4       The Recipient’s name shall be entered as the stockholder of record on the books and records of the transfer agent for the Company with respect to the Stock issuable pursuant to Section 2.1 only upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements of this Agreement and of the Plan.  The determination of the Committee as to such compliance shall be final and binding on the Recipient.  Notwithstanding anything to the contrary in this Agreement, no Stock shall be issued in settlement of vested RSUs if the issuance of such shares would constitute a violation of any applicable federal or state securities law or other law or regulation. As a condition to the issuance of Stock to the Recipient pursuant to Section 2.1, the Company may require the Recipient to make any representation or warranty to the Company at the time vested Stock becomes issuable to the Recipient as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including the execution and delivery of an appropriate representation statement.  Accordingly, the stock certificates for the Stock issued pursuant to this Award may bear appropriate legends restricting the transfer of the Stock.

3.         Effect of Termination.   Unless otherwise expressly provided herein, no RSUs shall vest following the date (the Recipient’s “Termination Date”), reasonably fixed and determined by the Committee, of the voluntary or involuntary termination of the Recipient’s employment or other association with all of the Company and its Affiliates, for any or no reason whatsoever; provided, however, that military or sick leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of 90 days or the period during which the Recipient’s reemployment rights, if any, are guaranteed by statute or by contract.  As of the Recipient’s Termination Date, unless otherwise expressly provided herein, all of the then unvested RSUs and the corresponding Dividend Equivalents shall be forfeited by the Recipient or any transferee.

3.1       Termination of Employment Due to Retirement. Prior to the vesting and settlement of the RSUs, (i) if the Recipient’s employment or other association with the Company is terminated due to Retirement (as defined below) and the Company does not have grounds to terminate Recipient’s employment or other association with the Company for cause, and (ii) provided the Recipient has executed and continues to comply with the terms of an agreement not to provide services as an employee, director, consultant, agent, or otherwise, to any of the Company’s direct competitors for a period of two (2) years from the date of Retirement (the “Retirement Date”), then the Recipient’s RSUs shall continue to vest after the date of Retirement Date in accordance with the original terms of such RSUs. Notwithstanding the foregoing, (i) if the Retirement Date occurs during the nine-month period immediately following the Grant Date, then all of the RSUs and the corresponding Dividend Equivalents shall be forfeited; and (ii) if the Retirement Date occurs during the three-month period prior to the first anniversary of the Grant Date, then the Recipient shall be eligible to earn a number of shares of Stock in the manner and as provided in Section 2 above (pro-rated based on (A) the number of full months of the Recipient’s employment from the beginning of the performance period through the Retirement Date divided by (B) the total number of months in the performance period) and the remaining RSUs and the corresponding Dividend Equivalents shall be forfeited. “Retirement” shall mean voluntary termination of employment after the age of sixty (60) with at least ten (10) years of combined service to the Company and/or any of its subsidiaries; provided, however, that if the Recipient elects to terminate employment in connection with a Retirement, the Recipient must provide the Company with a minimum of (x) six (6) months prior written notice of such Retirement if such Recipient’s title is at the senior vice president level and above, or (y) three (3) months prior written notice of such Retirement if such Recipient’s title is at the first vice president level and below.

3.2       Termination of Employment Due to Death. If, prior to vesting and settlement of the RSUs, the Recipient’s employment or other association with the Company is terminated due to his/her death and the Company does not have grounds to terminate Recipient’s employment or other association with the Company for cause, then the Recipient’s RSUs shall vest and be settled in a number of shares of Stock based on the Company’s cumulative performance achievement during the performance period and through the most recent fiscal quarter end and not to exceed 100% payout if such termination due to death occurs prior to the end of the performance period (pro-rated based on (A) the number of full months of the Recipient’s employment from the beginning of the performance period through the date of termination due to death divided by (B) the total number of months in the performance period); provided, however, that if the Recipient’s termination due to death occurs during the one-month period following the Grant Date, the RSUs and the corresponding Dividend Equivalents shall be forfeited.

3.3       Termination of Employment Due to Disability. If, prior to vesting and settlement of the RSUs, the Recipient’s employment or other association with the Company is terminated due to his/her Disability (as defined below) and the Company does not have grounds to terminate Recipient’s employment or other association with the Company for cause, then the Recipient’s RSUs shall vest and be settled in the manner and as provided in Section 2 with achievement not to exceed 100% payout if such termination due to Disability occurs prior to the end of the performance period (pro-rated based on (A) the number of full months of the Recipient’s employment from the beginning of the performance period through the date of termination due to Disability divided by (B) the total number of months in the performance period) and the remaining RSUs and the corresponding Dividend Equivalents shall be forfeited; provided, however, that if the Recipient’s termination due to Disability occurs during the one-month period following the Grant Date, all of the RSUs and the corresponding Dividend Equivalents shall be forfeited. “Disability” shall mean the inability to engage in any substantial gainful occupation to which the relevant individual is suited by education, training or experience, by reason of any medically determinable physical or mental impairment, which condition can be expected to result in death or otherwise continue for a period of not less than twelve (12) consecutive months.

4.         Restrictions on Transfer.  The RSUs (including, without limitation, the corresponding Dividend Equivalents) may not be assigned or transferred (by operation of law or otherwise) except by will or the laws of descent and distribution.

5.         Withholding Obligations.

5.1       At the time Recipient becomes entitled to receive a distribution of shares of Stock upon vesting of RSUs, Recipient authorizes the Company, at Company’s sole discretion, to withhold from fully vested shares of Stock otherwise issuable to Recipient pursuant to such RSUs a number of shares of Stock having a Market Value, as determined by the Company as of the first business day immediately preceding the vesting date, equal to the statutory minimum withholding tax obligation in respect of the shares of Stock otherwise issuable to Recipient (the “Share Withholding Method”).

5.2       Should Recipient become entitled to receive a distribution of shares of Stock upon vesting of RSUs at a time when the Share Withholding Method is not being utilized by the Company, Recipient authorizes the delivery of the shares of Stock to the Company’s designated broker with instructions to (i) sell shares of Stock sufficient to satisfy the applicable withholding taxes which arise in connection with such distribution, and (ii) remit the proceeds of such sale to the Company (“Sale to Cover”). In the event the sale proceeds are insufficient to fully satisfy the applicable withholding taxes, Recipient authorizes withholding from payroll and any other amounts payable to Recipient, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or its equivalent for any sums required to satisfy the applicable withholding taxes.

Recipient is not aware of any material nonpublic information with respect to the Company or any securities of the Company, is not subject to any legal, regulatory or contractual restriction that would prevent the designated broker from conducting sales as provided herein, does not have, and will not attempt to exercise, authority, influence or control over any sales of shares of Stock effected pursuant to this Section 5.2, and is entering into this Section 5.2 of the

Award Agreement in good faith and not as part of a plan or scheme to evade compliance with the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (regarding trading of the Company’s securities on the basis of material nonpublic information). It is the intent of the parties that the Sale to Cover transactions pursuant to this Section 5.2 comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act, and the Award Agreement will be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act.

5.3       Unless the withholding tax obligations of the Company and/or any Affiliate thereof are satisfied, the Company shall have no obligation to deliver any shares of Stock on the Recipient’s behalf upon vesting of RSUs or make any cash payments for settlement of Dividend Equivalents.

6.         Miscellaneous.

6.1       No Special Service Rights.  Nothing contained in this Award Agreement shall confer upon the Recipient any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the Recipient’s employment or other association with the Company and its Affiliates.

6.2       Entire Agreement; Counterparts.  This Award Agreement, including the Plan, constitute the entire agreement of the parties with respect to the subject matter hereof.  This Award Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.  In making proof of this Award Agreement it shall not be necessary to produce or account for more than one such counterpart.

6.3       Tax Consequences.    The Company makes no representation or warranty as to the tax treatment to the Recipient of receipt of these RSUs or the corresponding Dividend Equivalents, and does not warrant to the Recipient that all compensation paid or delivered to him or her for his or her services will be exempt from, or paid in compliance with, Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.  The Recipient should rely on his or her own tax advisors for all such advice.

6.4       Community Property.  To the extent the Recipient resides in a jurisdiction in which community property rules apply, without prejudice to the actual rights of the spouses as between each other, for all purposes of this Award Agreement, the Recipient shall be treated as agent and attorney-in-fact for that interest held or claimed by the Recipient’s spouse with respect to these RSUs and the parties hereto shall act in all matters as if the Recipient was the sole owner of these RSUs.  This appointment is coupled with an interest and is irrevocable.

7.         Receipt of Plan.  The RSUs and the corresponding Dividend Equivalents were awarded under the Plan, to which this Award Agreement is subject in all respects, including without limitation the adjustment and tax withholding provisions therein.  All capitalized terms used in this Award Agreement and not otherwise defined shall have the meanings ascribed thereto in the Plan. The Recipient has reviewed and understands the Plan and this Award Agreement in their entirety, and has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement.  The Recipient hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement.

IN WITNESS WHEREOF, the Recipient and the Company have entered into this Award Agreement as of the Grant Date.

PENNYMAC FINANCIAL SERVICES, INC.

EXHIBIT A